FINANCIAL AND CAPITAL RISK MANAGEMENT - Gearing ratio (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2018 USD ($)	Dec. 31, 2018 CNY (¥)	Jan. 01, 2018 CNY (¥)	Dec. 31, 2017 CNY (¥)	Jan. 01, 2017 CNY (¥)	Dec. 31, 2016 CNY (¥)	Jan. 01, 2016 CNY (¥)
Gearing ratio
Total liabilities (excluding deferred tax liabilities, income tax payable and deferred government grants)		¥ 130,966,279		¥ 132,493,752
Less: restricted cash, time deposits and cash and cash equivalents		(21,295,940)		(30,004,058)
Net debt		109,670,339		102,489,694
Total equity	$ 9,842,078	67,669,202	¥ 65,603,160	65,742,596	¥ 55,969,188	¥ 55,969,188	¥ 52,175,188
Add: net debt		109,670,339		102,489,694
Less: non-controlling interests	$ (2,218,648)	(15,254,312)		(26,054,567)
Total capital attributable to owners of the parent		¥ 162,085,229		¥ 142,177,723
Gearing ratio	0.68	0.68		0.72